Exhibit 99.1

AmerisourceBergen Corporation
P.O. Box 959
Valley Forge, PA 19482

AMERISOURCEBERGEN CLOSES $1,525,000,000 0.737% SENIOR NOTES DUE 2023 AND $1,000,000,000 2.700% SENIOR NOTES DUE 2031

VALLEY FORGE, PA, March 30, 2021 — AmerisourceBergen Corporation (NYSE: ABC) today announced the closing of its public offering of $1,525,000,000 aggregate principal amount of its 0.737% Senior Notes due March 15, 2023 (the “2023 Notes”) and $1,000,000,000 aggregate principal amount of its 2.700% Senior Notes due March 15, 2031 (the “2031 Notes” and, together with the 2023 Notes, the “Notes”), in an underwritten registered public offering. The offering was made pursuant to an effective shelf registration statement AmerisourceBergen filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2018.

AmerisourceBergen intends to use the net proceeds from the offering to finance the acquisition of the majority of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses and related fees and expenses, and for general corporate purposes.

The joint book-running managers for the offering were J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC. AmerisourceBergen filed a final prospectus supplement and an accompanying prospectus with the SEC in connection with the offering of the Notes. Copies of these materials can be made available by contacting: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone: 1-866-803-9204; c/o BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255, Attention: Prospectus Department, by email: dg.prospectus_requests@bofa.com; c/o Morgan Stanley & Co. LLC, 180 Varick Street - New York, NY 10014, Attention: Prospectus Department, by email: prospectus@morganstanley.com or by telephone: (866) 718-1649; and c/o Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, Minnesota 55402, Attn: WFS Customer Service, by email: wfscustomerservice@wellsfargo.com or by telephone: 1-800-645-3751. Electronic copies of the final prospectus supplement and accompanying prospectus are also available on the SEC’s web site at www.sec.gov.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About AmerisourceBergen

AmerisourceBergen fosters a positive impact on the health of people and communities around the world by advancing the development and delivery of pharmaceuticals and healthcare products. As a leading global healthcare company, with a foundation in pharmaceutical distribution and solutions for manufacturers, pharmacies and providers, we create unparalleled access, efficiency and reliability for human and animal health. Our 22,000 global team members power our purpose: We are united in our responsibility to create healthier futures. AmerisourceBergen is ranked #10 on the Fortune 500 with more than $185 billion in annual revenue. Learn more at investor.amerisourcebergen.com.

AmerisourceBergen’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for our products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; the Company’s ability to consummate the proposed acquisition of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses and related strategic transactions; the regulatory approvals required for the proposed acquisition and related strategic transactions not being obtained on the terms expected or on the anticipated schedule or at all; the integration of the Alliance Healthcare businesses into the Company being more difficult, time consuming or costly than expected; the Company’s or Alliance Healthcare’s failure to achieve expected or targeted future financial and operating performance and results; the effects of disruption from the proposed acquisition and related strategic transactions on the respective businesses of the Company and Alliance Healthcare and the fact that the announcement or pendency of the proposed acquisition and related strategic transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the acquisition of businesses, including the proposed acquisition of the Alliance Healthcare businesses and related strategic transactions, that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; financial market volatility and disruption; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; financial and other impacts of COVID-19 on our operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and elsewhere in that report, (ii) in Item 1A (Risk Factors), in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Contact:	Bennett S. Murphy
Senior Vice President, Investor Relations
610-727-3693
bmurphy@amerisourcebergen.com

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